UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]           Definitive Proxy Statement
[X]          Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

OPTIMUM FUND TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]          No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[  ]           Fee paid previously with preliminary proxy materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:
____________________________________________________________

2)           Form, Schedule or Registration Statement No.:
____________________________________________________________

3)           Filing Party:
____________________________________________________________

4)           Date Filed:
____________________________________________________________

Message from SPECIMEN

Please vote (NOW MOBILE FRIENDLY).  Your vote is important and counts.
Read the instructions carefully.

Vote and view material here: https://www.Proxyvote.com/00123456789012345

Important Notice Regarding the Availability of Proxy Materials

  2015 OPTIMUM FUNDS Special Meeting of Stockholders
  MEETING DATE: September 15, 2015
  For Holders as of: July 17, 2015
  ACCOUNT NUMBER: 3456789012345678901
  CONTROL NUMBER: 0123456789012345

Vote and view material here: https://www.Proxyvote.com/00123456789012345

Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting/cut-off date. Please refer to the proxy materials, available via the link(s) below, to confirm if a cut-off date applies to this solicitation. In the event of a discrepancy between information contained in this e-mail and the proxy material, the proxy material will prevail.

Note: If your E-mail software supports it, you can simply click on the above link.

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified above.
Please read the instructions carefully before proceeding.

The relevant supporting documentations can also be found using these links:

Proxy Statement
https://materials.proxyvote.com/default.aspx?docHostID=78836

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN.  If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:                                 M012345678901

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http://www.adobe.com/products/acrobat/readstep2.html
There are no charges for this service.  There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

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CUSIP NUMBER: 246118707

Draft - Solicitation Script

Optimum Fund Trust
September 15, 2015
Toll Free Number: 1-855-928-4484

Inbound Greeting:
“Thank you for calling the Broadridge Proxy Services Center for the Optimum Fund Trust. My name is <Agent Name>. How may I assist you today?”

General Outbound Greeting:
“Good day, may I please speak with Mr. /Ms. < full name as it appears on registration>?”

“Hello Mr. /Ms. <Last Name>, my name is <Agent Name> and I am calling on behalf of the Optimum Fund Trust.  Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on September 15, 2015 and have not received your vote. ”

Near Meeting Date Outbound Greeting:
“Good day, may I please speak with Mr. /Ms. < full name as it appears on registration>?”

“Hello Mr. /Ms. <Last Name>, my name is <Agent Name> and I am calling on behalf of the Optimum Fund Trust.  Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held in just a few days on September 15, 2015 and have not received your vote. ”

Adjournment Outbound Greeting:
“Good day, may I please speak with Mr. /Ms. < full name as it appears on registration>?”

“Hello Mr. /Ms.  <Last Name>, my name is <Agent Name> and I am calling on behalf of the Optimum Fund Trust.  Due to the lack of shareholder participation, the Special Meeting of Shareholders has been adjourned to (date/time).  We recently sent you proxy materials and have not received your vote. ”

Voting:
“Your Fund’s Board recommends that shareholders vote “FOR” the proposals.  Would you like to vote along with the recommendation of the board?”

“Would you like to vote all of your accounts accordingly?”

  1 | Page

“Thank you, I am recording your (for, against, abstain) vote.  For confirmation purposes, please state your full name.”

“And according to our records, you currently reside in (read city, state, and Zip Code).
To ensure we have the correct street address for the confirmation, please state your street address.”

“Thank you.  You will receive a confirmation of your voting instructions within 5 days.  If you have any questions, please contact us at this toll free number 855-928-4484.”

“Mr./Ms. (Shareholder’s Last Name), your vote is important and your time is appreciated.  Thank you and have a good (day, evening, night).”

If Unsure of voting or does not want to vote along with the recommendation of the Board:
“Would you like me to review the proposals with you?” (After review, ask them if they would like to vote now over the phone).

If Not Received/Requesting material to be re-mailed:
“I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone.” (Pause for response.)

After review, ask them if they would like to vote now over the phone:
“Your Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendation of the Board?”

If they don’t want proposals reviewed:
“Do you have an email address this can be sent to?” (If yes, enter the email address in the notes and read it back phonetically to the shareholder.)

“Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-928-4484.”

If Not Interested:
(Use rebuttal) “I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important.  Please fill out and return your proxy card at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.”

   2 | Page

ANSWERING MACHINE MESSAGE:
“Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of the Optimum Fund Trust. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on September 15, 2015.”

“Your vote is very important.  Please sign, date and promptly mail your proxy card(s) in the postage-paid envelope provided. If you have multiple accounts, you will have multiple cards and/or received multiple e-mails depending on your mailing preference and it is important that you vote all of your accounts. Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-928-4484 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.”

AUTOMATED ANSWERING MACHINE MESSAGE:
“Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of the Optimum Fund Trust. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on September 15, 2015.”

“Your vote is very important.  Please sign, date and promptly mail your proxy card(s) in the postage-paid envelope provided.  If you have multiple accounts, you will have multiple cards and/or received multiple e-mails depending on your mailing preference and it is important that you vote all of your accounts Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-928-4484 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.”

INBOUND - CLOSED RECORDING:
“Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 10:00 PM Eastern Time.  Thank you.”

3 | Page

INBOUND - CALL IN QUEUE MESSAGE:
“Thank you for calling the Broadridge Proxy Services Center.  Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:
“Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly.  Thank you and have a nice day.”

4 | Page

8/6/2015 Annotate Your Screenshot

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2015 Optimum Fund Trust proxy statement

How to vote your shares

1. By mail

- Vote, sign and date the proxy card(s) that you received by mail and return the proxy card(s) in the postage-paid envelope that you also received by mail.

2. By internet

- Go to the website http://www.proxyvote.com.
- Enter the control number found on the proxy card.
- Follow the instructions. This website is available 24 hours.

3. By telephone

- Vote by calling the phone number included on your proxy card(s) and following the recorded instructions or call **855 928-4484** with general questions.

4. In person

- Attend shareholder meeting at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, PA 19103.
- Date: September 15, 2015
- Time: 3:00 p.m., Eastern time

Privacy statement Legal notice Business continuity Business ethics Careers

Any Macquarie Group entity noted on this page is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and that entity's obligations do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of that entity, unless noted otherwise.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's investment manager (DMC) and the Fund's distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. DMC, a series of Delaware Management Business Trust, is a U.S. registered investment advisor.

© 2015 Delaware Management Holdings, Inc.

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